Subsequent events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events [Text Block]

Note 13:  Subsequent events

On January 10, 2012, the Company entered into additional Warrant Amendment Agreements (the “Agreements”) with 6 individuals who acquired warrants from five funds affiliated with Security Investors, LLC for the purchase of an aggregate of 5,633,344 shares of the Company’s Common Stock. Pursuant to the Agreements, the Company amended the Warrants to change the exercise prices from $0.30 per share to $0.095 per share, and the Investors agreed to exercise all of the Warrants immediately for cash. The Company received proceeds totaling $498,000, net of issuance costs, from the exercise of the Warrants.

On March 2, 2012, the Company entered into a Dissolution Agreement with Babcock Power, Inc. to terminate the Limited Liability Company Agreement dated February 25, 2009 of Babcock-Thermo Clean Combustion, LLC and dissolve BTCC, the joint venture which the Company and Babcock had organized for the purpose of developing and commercializing the Company’s pressurized oxycombustion technology. Pursuant to the LLC Agreement, and as confirmed by the Dissolution Agreement, the exclusive license of the Company’s pressurized oxycombustion technology to BTCC has been terminated. The parties remain bound by the Master Non-Disclosure Agreement (the “Master Non-Disclosure Agreement”) entered into in connection with the organization of BTCC, which imposes on all parties continuing confidentiality obligations. The BTCC Board of Managers is supervising the wind down and dissolution process.

On March 8, 2012 the Company announced the formation of Unity Power Alliance (“UPA”). UPA was formed to work with partners and stakeholders to develop and commercialize its pressurized oxycombustion technology, and will seek the involvement of other major firms and organizations with an interest in promoting the technology.